- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                                                      EXHIBIT 25

                                    FORM T-1


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                           ---------------------------

     CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
                            TO SECTION 305(b)(2)___


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A National Banking Association                              41-1592157
(Jurisdiction of incorporation or                           (I.R.S. Employer
organization if not a U.S. national                         Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                      55479
(Address of principal executive offices)                    (Zip code)

                           ---------------------------

                      B.F. Saul Real Estate Investment Trust
               (Exact name of obligor as specified in its charter)


Maryland                                                    52-6053341
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

8401 Connecticut Avenue
Chevy Chase, Maryland                                       20815
(Address of principal executive offices)                    (Zip Code)

                           ---------------------------

                                  $175,000,000
                      11 5/8% Series B Senior Secured Notes
                                    Due 2002
                       (Title of the indenture securities)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

Item 1. GENERAL INFORMATION. Furnish the following information as to the trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

                    Comptroller of the Currency
                    Treasury Department
                    Washington, D.C.

                    Federal Deposit Insurance Corporation
                    Washington, D.C.

                    The Board of Governors of the Federal Reserve System Washington, D.C.

               (b)  Whether it is authorized to exercise corporate trust powers.

                    The trustee is authorized to exercise corporate trust powers.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

               None with respect to the trustee.

No responses are included for Items 3-15 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 16. LIST OF EXHIBITS     List below all exhibits filed as a part of this
                              Statement of Eligibility. The trustee incorporates by reference into this Form T-1 the exhibits attached hereto, as indicated.

          Exhibit 1.     a.   A copy of Articles of Association of the trustee
                              now in effect.*

          Exhibit 2.     a.   A copy of the certificate of authority of the
                              trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                              Northwestern National Bank of Minneapolis.*

                         b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of the Northwestern National Bank of Minneapolis and the Minnesota Loan and Trust Company of Minneapolis.*

                         c.   A copy of the certificate of the Acting
                              Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                         d. A copy of the certificate of the Comptroller of the Currency dated May 1, 1983, authorizing Norwest Bank Minneapolis, National Association, to act as fiduciary.*

          Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

          Exhibit 4.     Copy of By-laws of the trustee as now in effect.*

          Exhibit 5.     Not applicable.

          Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.*

          Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

          Exhibit 8. A copy of the certificate dated May 10, 1983 of name change from Northwestern National Bank Minneapolis to Norwest Bank Minneapolis, National Association.*

          Exhibit 9. A copy of the certificate dated January 11, 1988, of name change from Norwest Bank Minneapolis, National Association to Norwest Bank Minnesota, National Association.*



 * Incorporated by reference to the exhibit of the same number filed with the registration statement number 33-66086.

**   Filed herewith.

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
                                Expires February 28, 1995
- --------------------------------------------------------------------------------
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL

                                                                               1

                                Please refer to page i,
                                Table of Contents, for
                                the required disclosure
                                of estimated burden.

- --------------------------------------------------------------------------------


CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES-FFIEC 031

REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 1993 (931231)
                                                  --------
                                                  RCRT 9999

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

- --------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Mark P. Wagener, Director, Bank & Service Accounting,
   -----------------------------------------------------
   Name and title of Officer Authorized to Sign Report of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.


/s/ Mark P. Wagener
- --------------------------------------------------
Signature of Officer Authorized to Sign Report

1/28/94
- --------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


/s/
- --------------------------------------------------
Director (Trustee)

/s/
- --------------------------------------------------
Director (Trustee)

/s/
- --------------------------------------------------
Director (Trustee)

- --------------------------------------------------------------------------------

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

- --------------------------------------------------------------------------------

FDIC Certificate Number 0 5 2 0 8
                        ---------
                        RCRI 9060       CALL NO. 186       31       12-31-93
                                        CERT:  05208    00017   STBK 27-4095


                                        NORWEST BANK MINNESOTA, NATIONAL ASS
                                        SIXTH STREET AND MARQUETTE AVENUE
                                        MINNEAPOLIS, MN  55479-0016

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES

TABLE OF CONTENTS

SIGNATURE PAGE                                                            COVER

REPORT OF INCOME

Schedule RI--Income Statement                                          RI-1,2,3

Schedule RI-A--Changes in Equity Capital                                   RI-3

Schedule RI-B--Charge-offs and Recoveries and Changes in
  Allowance for Loan and Lease Losses                                    RI-4,5

Schedule RI-C--Applicable Income Taxes by Taxing Authority                 RI-5

Schedule RI-D--Income from International Operations                        RI-6

Schedule RI-E--Explanations                                              RI-7,8


REPORT OF CONDITION

Schedule RC--Balance Sheet                                               RC-1,2

Schedule RC-A--Cash and Balances Due From Depository Institutions          RC-3

Schedule RC-B--Securities                                                RC-4,5

Schedule RC-C--Loans and Lease Financing Receivables:
  Part I. Loans and Leases                                               RC-6,7
  Part II. Loans to Small Businesses and Small Farms
    (included in the forms for June 30 only)                           RC-7a,7b

Schedule RC-D--Assets Held in Trading Accounts in
  Domestic Offices Only (to be completed only by banks with
  $1 billion or more in total assets)                                      RC-8

Schedule RC-E--Deposit Liabilities                                      RC-9,10

Schedule RC-F--Other Assets                                               RC-11

Schedule RC-G--Other Liabilities                                          RC-11

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices          RC-12

Schedule RC-I--Selected Assets and Liabilities of IBFs                    RC-12

Schedule RC-K--Quarterly Averages                                         RC-13

Schedule RC-L--Off-Balance Sheet Items                                 RC-14,15

Schedule RC-M--Memoranda                                               RC-16,17

Schedule RC-N--Past Due and Nonaccrual Loans, Leases,
  and Other Assets                                                     RC-18,19

Schedule RC-O--Other Data for Deposit Insurance Assessments            RC-19,20

Schedule RC-R--Risk-Based Capital                                      RC-21,22

Optional Narrative Statement Concerning the Amounts Reported
  in the Reports of Condition and Income                                  RC-23

Special Report (to be completed by all banks)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)


Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 29.2 hours per respondent and is estimated to vary from 14.6 to 150 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 530 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC (3342), Monday through Friday between
8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

                                                                               3
Consolidated Report of Income
for the period January 1, 1993 - December 31, 1993

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI - Income Statement

                                                                                                                  I480 -
                                                                                             Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------
1. Interest income:
   a. Interest and fee income on loans:
      (1) In domestic offices:                                                             RIAD
                                                                                           ----
          (a) Loans secured by real estate________________________________________________ 4011       427,147     1.a.1a
          (b) Loans to depository institutions____________________________________________ 4019            58     1.a.1b
          (c) Loans to finance agricultural production and other loans to farmers_________ 4024           315     1.a.1c
          (d) Commercial and industrial loans_____________________________________________ 4012       179,309     1.a.1d
          (e) Acceptances of other banks__________________________________________________ 4026           309     1.a.1e
          (f) Loans to individuals for household, family, and other personal expenditures:
              (1) Credit cards and related plans__________________________________________ 4054        14,887     1.a.1f1
              (2) Other___________________________________________________________________ 4055        52,406     1.a.1f2
          (g) Loans to foreign governments and official institutions______________________ 4056             0     1.a.1g
          (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
              (1) Taxable obligations_____________________________________________________ 4503             5     1.a.1h1
              (2) Tax-exempt obligations__________________________________________________ 4504         1,644     1.a.1h2
          (i) All other loans in domestic offices_________________________________________ 4058         3,644     1.a.1i
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs___________________ 4059         4,290     1.a.2
   b. Income from lease financing receivables:
      (1) Taxable leases__________________________________________________________________ 4505        32,215     1.b.1
      (2) Tax-exempt leases_______________________________________________________________ 4307             0     1.b.2
   c. Interest income on balances due from depository institutions:(1)
      (1) In domestic offices_____________________________________________________________ 4105            41     1.c.1
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs___________________ 4106           949     1.c.2
   d. Interest and dividend income on securities:
      (1) U.S. Treasury securities and U.S. Government agency and corporation
          obligations_____________________________________________________________________ 4027        89,653     1.d.1
      (2) Securities issued by states and political subdivisions in the U.S.:
          (a) Taxable securities__________________________________________________________ 4506             0     1.d.2a
          (b) Tax-exempt securities_______________________________________________________ 4507         5,329     1.d.2b
      (3) Other domestic debt securities__________________________________________________ 3657         8,945     1.d.3
      (4) Foreign debt securities_________________________________________________________ 3658             0     1.d.4
      (5) Equity securities (including investments in mutual funds)_______________________ 3659         9,144     1.d.5
   e. Interest income from assets held in trading accounts________________________________ 4069         3,907     1.e

- ----------

(1) Includes interest income on time certificates of deposit not held in trading accounts.

                                                                                     Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------
 1. Interest income (continued)
    f. Interest income on federal funds sold and securities purchased
       under agreements to resell in domestic offices of the bank        RIAD  Year-to-date
                                                                         ----
       and of its Edge and Agreement subsidiaries, and in IBFs_________  4020      44,718                 1.f
    g. Total interest income (sum of items 1.a through 1.f)____________  4107     878,915                 1.g

 2. Interest expense:
    a. Interest on deposits:
       (1) Interest on deposits in domestic offices:
           (a) Transaction accounts (NOW accounts, ATS accounts, and
               telephone and preauthorized transfer accounts)__________  4508      12,242                 2.a.1a
           (b) Nontransaction accounts:
               (1) Money market deposit accounts (MMDAs)_______________  4509      38,738                 2.a.1b1
               (2) Other savings deposits______________________________  4511       8,342                 2.a.1b2
               (3) Time certificates of deposit of $ 100,000 or more___  4174      15,108                 2.a.1b3
               (4) All other time deposits_____________________________  4512      93,597                 2.a.1b4
       (2) Interest on deposits in foreign offices, Edge and
           Agreement subsidiaries, and IBFs____________________________  4172      22,514                 2.a.2
    b. Expense of federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and
       of its Edge and Agreement subsidiaries, and in IBFs_____________  4180      92,030                 2.b
    c. Interest on demand notes issued to the U.S. Treasury and on
       other borrowed money____________________________________________  4185      64,684                 2.c
    d. Interest on mortgage indebtedness and obligations under
       capitalized leases______________________________________________  4072         122                 2.d
    e. Interest on subordinated notes and debentures___________________  4200       6,469                 2.e
    f. Total interest expense (sum of items 2.a through 2.e)___________  4073     353,846                 2.f

 3. Net interest income (item 1.g minus 2.f)___________________________  4074                 525,069     3.

 4. Provisions:
    a. Provision for loan and lease losses_____________________________  4230                  16,480     4.a
    b. Provision for allocated transfer risk___________________________  4243                       0     4.b

 5. Noninterest income:
    a. Income from fiduciary activities________________________________  4070      92,025                 5.a
    b. Service charges on deposit accounts in domestic offices_________  4080      63,366                 5.b
    c. Trading gains (Losses) and fees from foreign exchange
       transactions____________________________________________________  4075       6,781                 5.c
    d. Other foreign transaction gains (Losses)________________________  4076       2,403                 5.d
    e. Gains (losses) and fees from assets held in trading accounts____  4077       5,082                 5.e
    f. Other noninterest income:
       (1) Other fee income____________________________________________  5407     134,840                 5.f.1
       (2) All other noninterest income*_______________________________  5408      74,300                 5.f.2
    g. Total noninterest income (sum of items 5.a through 5.f)_________  4079                 378,797     5.g

 6. Gains (losses) on securities not held in trading accounts__________  4091                  24,577     6.

 7. Noninterest expense:
    a. Salaries and employee benefits__________________________________  4135     240,974                 7.a
    b. Expense of premises and fixed assets (net of rental income)
       (excluding salaries and employee benefits and mortgage
       interest)_______________________________________________________  4217      67,796                 7.b
    c. Other noninterest expense*______________________________________  4092     190,469                 7.c
    d. Total noninterest expense (sum of items 7.a through 7.c)________  4093                 499,239     7.d

 8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6,
    and 7.d)___________________________________________________________  4301                 412,724     8.

 9. Applicable income taxes (on item 8)________________________________  4302                 150,783     9.

10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus 9)__________________________________________________   4300                 261,941     10.

- ----------

* Describe on Schedule RI-5 - Explanations.

                                                                                     Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------
11. Extraordinary items and other adjustments:
    a. Extraordinary items and other adjustments, gross of income        RIAD  Year-to-date
                                                                         ----
       taxes*_________________________________________________________   4310           0                 11.a
    b. Applicable income taxes (on item 11.a)*________________________   4315           0                 11.b
    c. Extraordinary items and other adjustments, net of
       income taxes (item 11.a minus 11.b)____________________________   4320                       0     11.c
12. Net income (loss) (sum of items 10 and 11.c)______________________   4340                 261,941     12.

Memoranda

                                                                                           Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired  RIAD    Year-to-date
                                                                                          ----
    after August 7, 1986, that is not deductible for federal income tax purposes_________ 4513              38     M.1
2.  Not applicable______________________________________________________________________
3.  Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b
    above________________________________________________________________________________ 4309               0     M.3
4.  To be completed only by banks with $1 billion or more in total assets:
    Taxable equivalent adjustment to "Income (loss) before income taxes and extraordinary
    items and other adjustments" (item 8 above)__________________________________________ 1244           6,276     M.4
                                                                                                        Number
5.  Number of full-time equivalent employees on payroll at end of current period (round to              ------
    nearest whole number)________________________________________________________________ 4150           4,735     M.5

Schedule RI-A - Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                                I483 -
                                                                                           Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------
 1. Total equity capital originally reported in the December 31, 1992, Reports of         RIAD
                                                                                          ----
    Condition and Income_________________________________________________________________ 3215         886,118     1.
 2. Equity capital adjustments from amended Reports of Income, net*______________________ 3216               0     2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2)_________________ 3217         886,118     3.
 4. Net income (loss) (must equal Schedule RI, item 12)__________________________________ 4340         261,941     4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net___________________ 4346               0     5.
 6. Changes incident to business combinations, net_______________________________________ 4356           5,817     6.
 7. LESS: Cash dividends declared on preferred stock_____________________________________ 4470               0     7.
 8. LESS: Cash dividends declared on common stock________________________________________ 4460         105,000     8.
 9. Cumulative effect of changes in accounting principles from prior years* (see
    instructions for this schedule)______________________________________________________ 4411               0     9.
10. Corrections of material accounting errors from prior years* (see instructions for
    this schedule)_______________________________________________________________________ 4412               0     10.
11. Change in net unrealized loss on marketable equity securities________________________ 4413          12,007     11.
12. Foreign currency translation adjustments_____________________________________________ 4414      (      111)    12.
13. Other transactions with parent holding company* (not included in items 5, 7, or
    8 above)_____________________________________________________________________________ 4415          22,227     13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal
    Schedule RC, item 28)________________________________________________________________ 3210       1,082,999     14.

- ----------

* Describe on Schedule RI-E - Explanations.

Schedule RI-B - Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I includes charge-offs and recoveries through the allocated transfer risk reserve.


                                                                                                                I486 -
                                                                                           Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------
                                                            --------------calendar year-to-date------------
                                                              (Column A)                     (Column B)
                                                              Charge-offs                    Recoveries
                                                            ------------------------------ ----------------
1. Loans secured by real estate:                            RIAD                           RIAD
                                                            ----                           ----
   a. To U.S. addressees (domicile)________________________ 4651          11,825           4661      17,834         1.a
   b. To non-U.S. addressees (domicile)____________________ 4652               0           4662           0         1.b
2. Loans to depository institutions and acceptances of
   other banks:
   a. To U.S. banks and other U.S. depository
      institutions_________________________________________ 4655               0           4663           0         2.a
   b. To foreign banks_____________________________________ 4654               0           4664           0         2.b
3. Loans to finance agricultural production and other
   loans to farmers________________________________________ 4655               0           4665           0         3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)________________________ 4645          12,927           4617      11,842         4.a
   b. To non-U.S. addressees (domicile)____________________ 4644               0           4618         248         4.b
5. Loans to individuals for household, family, and other
   personal expenditures:
   a. Credit cards and related plans_______________________ 4656           3,256           4666         374         5.a
   b. Other (includes single payment, installment, and
      all student loans)___________________________________ 4657           6,386           4667       2,876         5.b
6. Loans to foreign governments and official institutions__ 4643               0           4627         867         6.
7. All other loans_________________________________________ 4644           2,394           4628         745         7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)________________________ 4658           2,002           4668         184         8.a
   b. Of non-U.S. addressees (domicile)____________________ 4659               0           4669           0         8.b
9. Total (sum of items 1 through 8)________________________ 4635          37,790           4605      34,970         9.


Memoranda


                                                                                              Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------------
To be completed by national banks only.                     ----Cumulative Charge-offs---- ----Cumulative Recoveries-----
1. Charge-offs and recoveries of Special-Category Loans,    Jan 1 1986 through Dec 31 1989 Jan 1 1986 through Report Date
   as defined for this Call Report by the Comptroller of    RIAD                           RIAD
                                                            ----                           ----
   the Currency____________________________________________                                4784       9,159         M.1

                                                            -------------calendar year-to-date-------------
Memoranda items 2 and 3 are to be completed                     (Column A)                    (Column B)
by all banks                                                    Charge-offs                   Recoveries
                                                            ----------------------         -----------------
2. Loans to finance commercial real estate, construction,   RIAD                           RIAD
                                                            ----                           ----
   and land development activities (not secured by real
   estate) included in Schedule RI-B, part 1,
   items 4 and 7, above___________________________________  5409               0           5410           0         M.2
3. Loans secured by real estate in domestic offices
   (included in Schedule R1-B, part 1, item 1, above):
   a. Construction and land development___________________  3582               0           3583       3,261         M.3.a
   b. Secured by farmland_________________________________  3584               0           3585           0         M.3.b
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4
          family residential properties and extended
          under lines of credit___________________________  5411               0           5412           0         M.3.c1
      (2) All other loans secured by 1-4 family
          residential properties__________________________  5413           2,975           5414         262         M.3.c2
   d. Secured by multifamily (5 or more) residential
      properties__________________________________________  3588               0           3589           0         M.3.d
   e. Secured by nonfarm nonresidential properties________  3590           8,850           3591      14,311         M.3.e

Part II. Changes in Allowance for Loan and Lease Losses and in Allocated Transfer Risk Reserve


                                                                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------------
                                                                   (Column A)                           (Column B)
                                                            Allowance for Loan and Lease          Allocated Transfer Risk
                                                                      Losses                              Reserve
                                                            ----------------------------          -----------------------
1. Balance originally reported in the December 31, 1992,    RIAD                                  RIAD
                                                            ----                                  ----
   Reports of Condition and Income________________________  3124                163,425           3131                 0      1.
2. Recoveries (column A must equal part I, item 9,
   column B above)________________________________________  4605                 34,970           3132                 0      2.
3. LESS: Charge-offs (column A must equal part I, item 9,
   column A above)________________________________________  4635                 37,790           3133                 0      3.
4. Provision (column A must equal Schedule RI, item 4.a;
   column B must equal schedule RI, item 4.b)_____________  4230                 16,480           4243                 0      4.
5. Adjustments* (see instructions for this schedule)______  4815                  1,750           3134                 0      5.
6. Balance end of current period (sum of items 1 through
   5) (column A must equal Schedule RC, item 4.b; column B
   must equal Schedule RC, item 4.c)______________________  3123                178,835           3128                 0      6.

- ----------

* Describe on Schedule RI-E - Explanations.


Schedule RI-C - Applicable Income Taxes by Taxing Authority

                                                                                                                          I489 -
Schedule RI-C is to be reported with the December Report of Income.                                  Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------------
                                                                                                  RIAD
                                                                                                  ----
1. Federal_______________________________________________________________________________________ 4780           134,970      1.
2. State and local_______________________________________________________________________________ 4790            15,262      2.
3. Foreign_______________________________________________________________________________________ 4795               551      3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b)____________ 4770           150,783      4.
                                                            RIAD
                                                            ----
5. Deferred portion of item 4______________________________ 4772                 17,093                                       5.

SCHEDULE RI-D - INCOME FROM INTERNATIONAL OPERATIONS

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS



                                                                                               Dollar Amounts in Thousands
__________________________________________________________________________________________________________________________
                                                                                      RIAD   Year-to date

1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
   a. Interest income booked__________________________________________________       4837          8,339              1.a
   b. Interest expense booked_________________________________________________       4838          3,502              1.b
   c. Net interest income booked at foreign offices, Edge and Agreement
      subsidiaries, and IBFs (item 1.a minus 1.b)_____________________________       4839          4,831              1.c
2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations booked at
      domestic offices________________________________________________________       4840          2,340              2.a
   b. Net interest income attributable to domestic business booked at foreign
      offices_________________________________________________________________       4841            N/A              2.b
   c. Net booking location adjustment (item 2.a minus 2.b)____________________       4842          2,340              2.c
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations_____________       4097         15,973              3.a
   b. Provision for loan and lease losses attributable to
      international operations________________________________________________       4235      (   1,374)             3.b
   c. Other noninterest expense attributable to international
      operations______________________________________________________________       4239         23,798              3.c
   d. Net noninterest income (expense) attributable to international
      operations (item 3.a minus 3.b and 3.c)_________________________________       4843      (   6,451)             3.d
4. Estimated pretax income attributable to international operations before
   capital allocation adjustment (sum of items 1.c, 2.c, and 3.d)_____________       4844            720               4.
5. Adjustment to pretax income for internal allocations to international operations to reflect the effects of equity capital on overall bank funding
   costs______________________________________________________________________       4845            N/A               5.
6. Estimated pretax income attributable to international operations after
   capital allocation adjustment (sum of items 4 and 5)_______________________       4846            720               6.
7. Income taxes attributable to income from international operations as
   estimated in item 6 _______________________________________________________       4797            213               7.
8. Estimated net income attributable to international operations (item 6 minus
   7)_________________________________________________________________________       4341            507               8.

MEMORANDA
                                                                                                Dollar amounts in thousands
___________________________________________________________________________________________________________________________
1. Intracompany interest income included in item 1.a above ___________________       4847          2,973              M.1
2. Intracompany interest expense included in item 1.b above __________________       4848              5              M.2

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                                Dollar Amounts in Thousands
_________________________________________________________________________________________________________________________________
                                                                                      RIAD   Year-to-date
1. Interest income booked at IBFs ____________________________________________        4849              0               1.
2. Interest expense booked at IBFs  __________________________________________        4850              0               2.
3. Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
   a. Gains (losses) and extraordinary items  ________________________________        5491            361              3.a
   b. Fees and other noninterest income  _____________________________________        5492          6,845              3.b
4. Provision for loan and lease losses attributable to international operations
   booked at domestic offices (excluding IBFs) _______________________________        4852      (   1,357)              4.
5. Other noninterest expense attributable to international operations booked at
   domestic offices (excluding IBFs)__________________________________________        4853         12,231               5.

SCHEDULE RI-E - EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)


                                                                                                Dollar Amounts in Thousands
______________________________________________________________________________________________________________________________
                                                                                      RIAD   Year-to-date
1. All other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
   a. Net gains in other real estate owned  __________________________________        5415            N/A              1.a
   b. Net gains on sales of loans  ___________________________________________        5416            N/A              1.b
   c. Net gains on sales of premises and fixed assets  _______________________        5417            N/A              1.c
   Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 5.f.(2):

      TEXT                                                                            RIAD
      ----                                                                            ----
   d. 4461: PROCESSING FEES                                                           4461         28,937              1.d
      ------------------------------------------------------------------------
   e. 4462: UNREALIZED GAINS ON CAPS, FLOORS, SWAPS                                   4462         13,714              1.e
      ------------------------------------------------------------------------
   f. 4463: SECURITIZATION CLEAN-UP CALL GAIN                                         4463          9,626              1.f
      ------------------------------------------------------------------------
2. Other noninterest expense (from Schedule RI, item 7.c):
   a. Amortization expense of intangible assets_______________________________        4531         11,059              2.a
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net losses on other real estate owned___________________________________        5418            N/A              2.b
   c. Net losses on sales of loans____________________________________________        5419            N/A              2.c
   d. Net losses on sales of premises and fixed assets________________________        5420            N/A              2.d
   Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 7.c:

      TEXT                                                                            RIAD
      ----                                                                            ----

   e. 4464: PROCESSING EXPENSE
      ------------------------------------------------------------------------        4464         44,987              2.e

   f. 4467                                                                            4467            N/A              2.f
      ------------------------------------------------------------------------
   g. 4468                                                                            4468            N/A              2.g
      ------------------------------------------------------------------------
3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):

      TEXT                                    RIAD
      ----                                    ----
   a. (1) 6440: Effect of adopting FASB Statement No. 109, "Accounting
      ------------------------------------------------------------------
      for Income Taxes"
      -----------------                                                               6440              0            3.a.1
      (2) Applicable income tax effect____________      4486                   0                                     3.a.2
   b. (1) 4487:___________________________________                                    4487              0            3.b.1
      (2) Applicable income tax effect____________      4488                   0                                     3.b.2
   c. (1) 4489:___________________________________                                    4489              0            3.c.1
      (2) Applicable income tax effect____________      4491                   0                                     3.c.2
4. Equity capital adjustments from amended Reports of Income (from Schedule
   RI-A, item 2 ) (itemize and describe all adjustments):
      TEXT                                                                            RIAD
      ----                                                                            ----

   a. 4492:_____________________________________________________________________      4492            N/A              4.a
   b. 4493:_____________________________________________________________________      4493            N/A              4.b
5. Cumulative effect of changes in accounting principles from prior years (from
   Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):

      TEXT                                                                            RIAD
      ----                                                                            ----
   a. 4494:_____________________________________________________________________      4494            N/A              5.a
   b. 4495:_____________________________________________________________________      4495            N/A              5.b
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10) (itemize and describe all corrections):

      TEXT                                                                            RIAD
      ----                                                                            ----

   a. 4496:_____________________________________________________________________      4496            N/A              6.a
   b. 4497:_____________________________________________________________________      4497            N/A              6.b



                                                                                                Dollar Amounts in Thousands
____________________________________________________________________________________________________________________________________

7. Other transactions with parent holding company (from Schedule RI-A, item 13) (itemize and describe all such transactions):
      TEXT                                                                            RIAD      Year-to-date
      ----                                                                            ----      ------------
   a. 4498:  CAPITAL INFUSION                                                         4498         22,227              7.A
           ---------------------------------------------------------------------
   b. 4499:_____________________________________________________________________      4499            N/A              7.b
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):
      TEXT
      ----
   a. 4521:  CREDIT CARD IN POOL PARTICIPATION                                        4521            910              8.a
           ---------------------------------------------------------------------
   b. 4522:  PURCHASED ALLOWANCE (NET)                                                4522            840              8.b
           ---------------------------------------------------------------------
                                                                                                     I

9. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
No comment:               X          (RIAD  4769)

Other explanations (please type or print clearly):
(TEXT 4769)

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1993
All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                                                   C400  -
                                                                                               Dollar Amounts in Thousands
________________________________________________________________________________________________________________________________
                                                                                      RCFD
                                                                                      ----
ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin (1)____________________      0081        770,961              1.a
    b. Interest-bearing balances (2)_____________________________________________      0071         37,486              1.b
2.  Securities (from Schedule RC-B)_____________________________________________       0390      1,823,588              2.
3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds sold________________________________________________________      0276      1,402,112              3.a
    b. Securities purchased under the agreement to resell________________________      0277        150,719              3.b
4.  Loans and lease financing receivables:                    RCFD
    a. Loans and leases, net of unearned income               ----
       (from Schedule RC-C)_________________________________  2122    10,764,757               . . . . . .             4.a
    b. LESS: Allowances for loan and lease losses___________  3123       178,835               . . . . . .             4.b
    c. LESS: Allocated transfer risk reserve________________  3128             0               . . . . . .             4.c
    d. Loans and leases, net of unearned income,
       allowance, and reserve (item 4.a minus 4.6 and 4.c)_______________________     2125     10,585,922              4.d
5.  Assets held in trading accounts______________________________________________     2146        109,922              5.
6.  Premises and fixed assets (including capitalized leases)_____________________     2145        110,447              6.
7.  Other real estate owned (from Schedule RC-H)  _______________________________     2150         17,938              7.
8.  Investments in unconsolidated subsidiaries and associated companies (from
     Schedule RC-H)______________________________________________________________     2130          2,698              8.
9.  Customers' liability to this bank on acceptances outstanding_________________     2155         32,335              9.
10. Intangible assets (from Schedule RC-H)_______________________________________     2143         40,342             10.
11. Other assets (from Schedule RC-F)____________________________________________     2160        210,224             11.
12. Total assets (sum of items 1 through 11)_____________________________________     2170     15,294,694             12.

- -----------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held in trading accounts.

                                                                         12
SCHEDULE RC - CONTINUED

                                                                                            Dollar Amounts in Thousands
____________________________________________________________________________________________________________________________
LIABILITIES
13. Deposits:                                                            RCOH
    a. In domestic offices (sum of totals of columns A and C             ----
       from Schedule RC-B, Part I)____________________________________   2200                   7,923,922           13.a
       (1) Noninterest-bearing (1)____________________________________   6631    2,469,017                          13.a.1
       (2) Interest-bearing___________________________________________   6636    5,454,905                          13.a.2
                                                                         RCFH
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs     ----
       (from Schedule RC-B, part II) _________________________________   2200                     804,867           13.b
       (1) Noninterest-bearing  ______________________________________   6631      738,551                          13.b.1
       (2) Interest-bearing __________________________________________   6636       66,316                          13.b.2
14. Federal funds purchased and securities sold under agreements to
    repurchase in domestic offices of the bank and of its Edge and       RCFD
    Agreement subsidiaries, and in IBFs:                                 ----
    a. Federal funds purchased________________________________________   0278                   1,711,846           14.a
    b. Securities sold under agreements to repurchase_________________   0279                     863,941           14.b
                                                                         RCOH
15. Demand notes issued to the                                           ----
    U.S. Treasury_____________________________________________________   2840                     199,558           15.
                                                                         RCFD
16. Other borrowed                                                       ----
    money_____________________________________________________________   2850                   2,206,217           16.
17. Mortgage indebtedness and obligations under capitalized
    leases____________________________________________________________   2910                       1,335           17.
18. Bank's liability on acceptances executed and outstanding__________   2920                      32,335           18.
19. Subordinated notes and debentures_________________________________   3200                     161,718           19.
20. Other liabilities (from Schedule RC-G)____________________________   2930                     305,956           20.
21. Total liabilities (sum of items 13 through 20)____________________   2948                  14,211,695           21.
22. Limited-life preferred stock and related surplus__________________   3282                           0           22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus_____________________   3838                           0           23.
24. Common stock  ____________________________________________________   3230                     100,000           24.
25. Surplus (exclude all surplus related to preferred stock)__________   3839                     537,762           25.
26. a. Undivided profits and capital reserves_________________________   3632                     433,341           26.a
    b. LESS: Net unrealized loss on marketable equity securities______   0297                  (   12,007)          26.b
27. Cumulative foreign currency translation adjustments_______________   3284                  (      111)          27.
28. Total equity capital (sum of items 23 through 27) ________________   3210                   1,082,999           28.
29. Total liabilities, limited-life preferred stock, and equity
    capital (sum of items 21,22, and 28)______________________________   3300                  15,294,694           29.


MEMORANDUM
To be reported with the March Report of Condition

1. Indicate in the box as the right the number of the statement          HCFD                      NUMBER
   below that best describes the most comprehensive level of             ----                      ------
   auditing work performed for the bank by independent external
   auditors as of any date during 1992 _______________________________   6724                       N/A               N,1


1 - Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank.

2 - Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company
    (but not the bank separately)

3 - Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 - Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5 - Review of the bank's financial statements by external auditors

6 - Compilation  of the bank's financial statements by external auditors

7 - Other audit procedures (excluding tax preparation work)

8 - No external audit work

- --------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.


Schedule RC-A - Cash and Balances Due from Depository Institutions

Exclude assets held in trading accounts.

                                                                          C405 -

                                                                              Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------
                                                             (Column A)          (Column B)
                                                          Consolidated Bank   Domestic Offices
                                                          -----------------   ----------------
                                                          RCFD                RCON
                                                          ----                ----
1. Cash items in process of collection, unposted
   debits, and currency and coin__________________________0022      521,394                      1.
   a. Cash items in process of collection and unposted
      debits______________________________________________                    0020     456,317   1.a
   b. Currency and coin___________________________________                    0080      64,933   1.b
2. Balances due from depository institutions in the U.S.__                    0082      36,993   2.
   a. U.S. branches and agencies of foreign banks
      (including their IBFs)______________________________0083            0                      2.a
   b. Other commercial banks in the U.S. and other
      depository institutions in the U.S. (including
      their IBFs)_________________________________________0085       40,064                      2.b
3. Balances due from banks in foreign countries and
   foreign central banks__________________________________                    0070       4,807   3.
   a. Foreign branches of other U.S. banks________________0073        4,807                      3.a
   b. Other banks in foreign countries and foreign
      central banks_______________________________________0074       36,057                      3.b
4. Balances due from Federal Reserve Banks________________0090      206,125   0090     205,290   4.
5. Total (sum of items 1 through 4) (total of column A
   must equal Schedule RC, item 1)________________________0010      808,447   0010     768,340   5.

Memorandum
                                                                                Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------
                                                                              RCON
1. Noninterest-bearing balances due from commercial banks in the U.S.         ----
   (included in item 2, column B above)_______________________________________0050      36,048   H.1


Schedule RC-B - Securities

Exclude assets held in trading accounts.

                                                                          C410 -

                                                                                     Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------
                                                 ---------Consolidated Bank---------   -Domestic Offices-
                                                    (Column A)        (Column B)          (Column C)
                                                    Book Value      Market Value(1)       Book Value
                                                 ----------------   ----------------   ------------------
                                                 RCFD               RCFD               RCON
                                                 ----               ----               ----
1. U.S. Treasury securities______________________0400      56,109   0401      56,109   0400      56,109   1.
2. U.S. Government agency and corporation
   obligations:
   a. All holdings of U.S. Government-issued or
      "guaranteed certificates of participation
      in pools of residential mortgages:
      (1) Issued by FNMA and FHLMC_______________3760   1,327,924   3761   1,327,924   3760   1,327,924   2.a1
      (2) Guaranteed by GNMA (exclude FNMA
          and FHLMC issues)______________________3762     129,521   3763     129,521   3762     129,521   2.a2
   b. All other__________________________________0604      74,434   0605      74,434                      2.b
      (1) Collateralized mortgage obligations
          issued by FNMA and FHLMC (included
          RENICs)________________________________                                      3764      66,039   2.b1
      (2) All other U.S. Government-sponsored
          agency obligations (2)_________________                                      3765       8,395   2.b2
      (3) All other U.S. Government agency
          obligations (3)________________________                                      3766           0   2.b3
3. Securities issued by states and political
   subdivisions in the U.S.______________________0402      69,969   0403      74,339                      3.
   a. General obligations________________________                                      3767      21,530   3.a
   b. Revenue obligations________________________                                      3768      48,389   3.b
   c. Industrial development and similar
      obligations________________________________                                      3769          50   3.c
4. Other domestic debt securities:
   a. All holdings of private (i.e., non-
      government-issued or -guaranteed)
      certificates of participation in pools
      of residential mortgages___________________0408         467   0409         467   0408         467   4.a
   b. All other domestic debt securities:
      (1) Privately-issued collateralized
          mortgage obligations (include
          (RENICs)_______________________________5361      37,725   5362      37,725   5361      37,725   4.b1
      (2) All other______________________________5363       2,953   5364       2,953   5363       2,953   4.b2
5. Foreign debt securities_______________________3639       1,865   3636       1,865   3635           0   5.
6. Equity securities:
   a. Marketable equity securities:
      (1) Investments in mutual funds____________3637           0   3638           0   3637           0   6.a1
      (2) Other marketable equity securities_____3639          17   3640          17   3639          17   6.a2
      (3) Less: Net unrealized loss on
          marketable equity securities___________3641           0                      3641           0   6.a3
   b. Other equity securities (includes
      Federal Reserve stack)_____________________3642     122,604   3643     122,604   3642     122,604   6.b
7. Total (sum of items 1 through 6) (total of
   column A must equal Schedule RC, item 2)______0390   1,823,588   0391   1,827,958   0390   1,821,723   7.


_________________________
(1)   See discussion in Glossary entry for "market value of securities."
(2) Includes obligations (other than certificates of participation in pools of residential mortgages, CMOs, and RENICs) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.
(3) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

Memoranda

                                                                                              Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------
                                                                                         -Consolidated Bank-
                                                                                              Book Value
                                                                                         -------------------
                                                                                         RCFD
                                                                                         ----
1. Pledged securities____________________________________________________________________0416      1,684,807    H.1
2. Maturity and repricing data for debt securities (1,2) (excluding those in nonaccrual status):
   a. Fixed rate debt securities with a remaining maturity of:
      (1) Three months or less___________________________________________________________0343         26,456    H.2.a1
      (2) Over three months through 12 months____________________________________________0344         34,096    H.2.a2
      (3) Over one year through five years_______________________________________________0345         47,531    H.2.a3
      (4) Over five years________________________________________________________________0346        913,004    H.2.a4
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1)
          through 2.a.(4))_______________________________________________________________0347      1,021,087    M.2.a5
   b. Floating rate debt securities with a repricing frequency of:
      (1) Quarterly or more frequently___________________________________________________4544        556,657    M.2.b1
      (2) Annually or more frequently, but less frequently than quarterly________________4545        122,534    M.2.b2
      (3) Every five years or more frequently, but less frequently than annually_________4551            222    M.2.b3
      (4) Less frequently than every 5 years_____________________________________________4552              0    M.2.b4
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1)
          through 2.b.(4))_______________________________________________________________4553        679,413    M.2.b5
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt securities from Schedule RC-B, sum of items 1 through 5, column A, minus
      nonaccrual debt securities included in Schedule RC-H, item 9 column C)_____________0393      1,700,500    M.2.c
3. Taxable securities issued by states and political subdivisions in the U.S.
   (included in Schedule RC-B, item 3, column A, above)__________________________________0301              0    M.3
4. Debt securities restructured and in compliance with modified terms (included in
   Schedule RC-B, items 3 through 5, column A, above)____________________________________5365      1,629,261    M.4
5. Debt securities held for sale (included in Schedule RC-S, items 1 through 5,
   column A, above)______________________________________________________________________5366              0    M.5
6. Floating rate debt securities with a remaining maturity of one year or less (included
   in Memorandum item 2.b.(5) above)_____________________________________________________5519              0    H.6


- -------------------------
(1) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(2) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.

Schedule RC-C - Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held in trading accounts.

                                                                          C415 -

                                                                                                Dollar Amounts in Thousands
- --------------------------------------------------------------------------------------------------------------------------
                                                                      (Column A)                 (Column B)
                                                            RCFD   Consolidated Bank   RCON   Domestic Offices
                                                            ----   -----------------   ----   ----------------
1.  Loans secured by real estate____________________________1410          6,445,216                              1.
    a. Construction and land development____________________                           1415            92,095    1.a
    b. Secured by farmland (including farm residential and
       other improvements)__________________________________                           1420             3,237    1.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family
           residential properties and extended under lines
           of credit________________________________________                           1797           101,713    1.c1
      (2) All other loans secured by 1-4 family
          residential properties:
          (a) Secured by first liens________________________                           5367         5,455,047    1.a2a
          (b) Secured by junior liens_______________________                           5368           337,846    1.a2b
    d. Secured by multifamily (5 or more) residential
       properties___________________________________________                           1460            60,023    1.d
    e. Secured by nonfarm nonresidential properties_________                           1480           395,143    1.e
2.  Loans to depository institutions:
    a. To commercial banks in the U.S.______________________                           1505            28,563    2.a
       (1) To U.S. branches and agencies of foreign banks___1506              6,748                              2.a1
       (2) To other commercial banks in the U.S.____________1507             25,140                              2.a2
    b. To other depository institutions in the U.S._________1517                660    1517               660    2.b
    c. To banks in foreign countries________________________                           1510               530    2.c
       (1) To foreign branches of other U.S. banks__________1513                694                              2.c1
       (2) To other banks in foreign countries______________1516             64,553                              2.c2
3.  Loans to finance agricultural production and other
    loans to farmers________________________________________1590              3,628    1590             3,628    3.
4.  Commercial and industrial loans:
    a. To U.S. addresses (domicile)_________________________1763          2,365,754    1763         2,360,952    4.a
    b. To non-U.S. addresses (domicile)_____________________1764             11,203    1764            10,715    4.b
5.  Acceptances of other banks:
    a. Of U.S. banks________________________________________1756                  0    1756                 0    5.a
    b. Of foreign banks_____________________________________1757                  0    1757                 0    5.b
6.  Loans to individuals for household, family, and other
    personal expenditures (i.e., consumer loans) (includes
    purchased paper)________________________________________                           1975           875,090    6.
    a. Credit cards and related plans (includes check
       credit and other revolving credit plans)_____________2008            154,039                              6.a
    b. Other (includes single payment, installment, and all
       student loans)_______________________________________2011            721,051                              6.b
7.  Loans to foreign governments and official institutions
    (including foreign central banks)_______________________2081             12,623    2081             4,250    7.
8.  Obligations (other than securities and leases) of
    states and political subdivisions in the U.S. (includes
    nonrated industrial development obligations):
    a. Taxable obligations__________________________________2033                248    2033               248    8.a
    b. Tax-exempt obligations_______________________________2079             22,323    2079            22,323    8.b
9.  Other Loans_____________________________________________1563            433,611                              9.
    a. Loans for purchasing or carrying securities (secured
       and unsecured)_______________________________________                           1545            30,001    9.a
    b. All other loans (exclude consumer loans)_____________                           1564           398,806    9.b
10. Lease financing receivables (net of unearned income)____                           2165           508,614    10.
    a. Of U.S. addresses (domicile)_________________________2182            508,614                              10.a
    b. Of non-U.S. addresses (domicile)_____________________2183                  0                              10.b
11. LESS: Any unearned income on loans reflected in items
    1-9 above.______________________________________________2123             11,288    2123            11,253    11.
12. Total loans and leases, net of unearned income (sum of
    items 1 through 10 minus item 11) (total of column A
    must equal Schedule RC, item 4.a)_______________________2122         10,764,757    2122        10,678,231    12.

Part I. Continued

Memoranda


                                                                                               Dollar Amounts in Thousands
- -------------------------------------------------------------------------------------------------------------------------
                                                                 (Column A)                (Column B)
                                                              Consolidated Bank         Domestic Offices
                                                            ----------------------   ----------------------
                                                            RCFD                     RCON
                                                            ----                     ----
1.  Commercial paper included in Schedule RC-C, part I,
    above___________________________________________________1496                0    1496                0      M.1
2.  Loans and leases restructured and in compliance with
    modified terms (included in Schedule RC-C, part I,
    above):
    a. Loans secured by real estate:
       (1) To U.S. addressees (domicile)____________________1687                0    M.2.a1
       (2) To non-U.S. addressees (domicile)________________1689                0    M.2.a2
    b. Loans to finance agricultural production and other
       loans to farmers_____________________________________1613                0    M.2.b
    c. Commercial and industrial loans:
       (1) To U.S. addressees (domicile)____________________1758                0    M.2.c1
       (2) To non-U.S. addressees (domicile)________________1759                0    M.2.c2
    d. All other loans (exclude loans to individuals for
       household, family, and other personal expenditures)__1615                0    M.2.d
    e. Lease financing receivables:
       (1) Of U.S. addressees (domicile)____________________1789                0    M.2.e1
       (2) Of non-U.S. addressees (domicile)________________1790                0    M.2.e2
    f. Total (sum of Memorandum items 2.a through 2.e)______1616                0    M.2.f
3.  Maturity and repricing data for loans and leases (1)
    (excluding those in nonaccrual status):
    a. Fixed rate loans and leases with a remaining maturity
       of:
       (1) Three months or less_____________________________0348        5,096,437    M.3.a1
       (2) Over three months through 12 months______________0349          413,619    M.3.a2
       (3) Over one year through five years_________________0356        1,899,402    M.3.a3
       (4) Over five years__________________________________0357          809,306    M.3.a4
       (5) Total fixed rate loans and leases (sum of
           Memorandum items 3.a.(1) through 3.a.(4))________0358        8,218,764    M.3.a5
    b. Floating rate loans with a repricing frequency of:
       (1) Quarterly or more frequently_____________________4554        2,422,031    M.3.b1
       (2) Annually or more frequently, but less frequently
           than quarterly___________________________________4555           74,235    M.3.b2
       (3) Every five years or more frequently, but less
           frequently than annually_________________________4561            2,788    M.3.b3
       (4) Less frequently than every five years____________4564                0    M.3.b4
       (5) Total floating rate loans (sum of Memorandum
           items 3.b.(1) through 3.b.(4))___________________4567        2,499,054    M.3.b5
    c. Total loans and leases (sum of Memorandum items
       3.a.(5) and 3.b.(5)) (must equal the sum of total
       loans and leases, net, from Schedule RC-C, part I,
       item 12, plus unearned income from Schedule RC-C,
       part I, item 11, minus total nonaccrual loans and
       leases from Schedule RC-N, sum of items 1 through 8,
       column C)____________________________________________1479       10,717,818    M.3.c
4.  Loans to finance commercial real estate, construction,
    and land development activities (not secured by real
    estate) included in Schedule RC-C, part I, items 4 and
    9, column A, page RC-6 (2)______________________________2746                0    M.4
5.  Loans and leases held for sale (included in
    Schedule RC-C, part I, above)___________________________5369        3,937,748    M.5
6.  Adjustable rate closed-end loans secured by first liens
    on 1-4 family residential properties (included in
    Schedule RC-C, part I, item 1.c.(2)(a), column B,
    page RC-6)______________________________________________                         5370          924,596      M.6


_________________________
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets.

Schedule RC-D - Assets Held in Trading Accounts in Domestic Offices Only



                                                                                                                             C420 --
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                    RCON
                                                                                    ----
1. U.S. Treasury securities_________________________________________________________1010           N/A                  1.
2. U.S. Government agency and corporation obligations_______________________________1020          109,922               2.
3. Securities issued by states and political subdivisions in the U.S._______________1023           N/A                  3.
4. Other bonds, notes, and debentures_______________________________________________1045           N/A                  4.
5. Certificates of deposit__________________________________________________________1026           N/A                  5.
6. Commercial paper_________________________________________________________________1027           N/A                  6.
7. Bankers acceptances______________________________________________________________1028           N/A                  7.
8. Other____________________________________________________________________________1029           N/A                  8.
9. Total (sum of items 1 through 8)_________________________________________________2946          109,922               9.


Schedule RC-E - Deposit Liabilities

Part I.  Deposits in Domestic Offices


                                                                                                                             C425 --
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                               ---------------Transaction Accounts--------------    --Nontransaction Accounts--
                                                      (Column A)                (Column B)                 (Column C)
                                                   Total transaction        Memo: Total demand
                                               accounts (including total   deposits (included in      Total nontransaction
                                                   demand deposits)              column A)          accounts (including MDAs)
- ---------------------------------------------  -------------------------  ------------------------  ----------------------------
                                               RCON                       RCON                      RCON
Deposits of:                                   ----                       ----                      ----
1. Individuals, partnerships and corporations__2201          3,116,314    2240         2,061,496    2346         4,354,311    1.
2. U.S. Government_____________________________2202             45,106    2280            45,106    2520                 0    2.
3. States and political subdivisions in
   the U.S.____________________________________2203             30,618    2290            23,556    2530            26,357    3.
4. Commercial banks in the U.S.________________2206            288,406    2310           288,406                              4.
   a. U.S. branches and agencies of foreign
      banks____________________________________                                                     2347                 0    4a
   b. Other commercial banks in the U.S.________                                                    2348            10,857    4b
5. Other depository institutions in the U.S.___2207              9,502    2312             9,502    2349                 0    5.
6. Banks in foreign countries__________________2213              7,496    2320             7,496                              6.
   a. Foreign branches of other U.S. banks______                                                    2367                 0    6a
   b. Other banks in foreign countries_________                                                     2373             1,500    6b
7. Foreign governments and official institu-
   tions (including foreign central banks)_____2216                  0    2300                 0    2377                 0    7.
8. Certified and official checks_______________2330             33,455    2330            33,455                              8.
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC,
   item 13.a)__________________________________2215          3,530,897    2210         2,469,017    2385         4,393,025    9.


Memoranda

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                           RCON
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):           ----
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts__________________6835        632,493          M.1.a
   b. Total brokered deposits______________________________________________________________2365          1,000          M.1.b
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $ 100,000___________________________________2343              0          M.1.c1
      (2) Issued either in denominations of $ 100,000 or in denominations greater than
          $ 100,000 and participated out by the broker in shares of $ 100,000 or less______2344              0          M.1.c2
   d. Total deposits denominated in foreign currencies_____________________________________3776          5,494          M.1.d
   e. Preferred deposits (deposits of states and political subdivisions in the U.S.
      reported in item 3, above which are secured or collateralized)_______________________5590         56,975          M.1.e
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must equal item 9, column C above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs)____________________________________________6810      1,769,912          M.2.a1
      (2) Other savings deposits (excludes MMDAs)__________________________________________0352        437,229          M.2.a2
   b. Total time deposits of less than $ 100,000___________________________________________6648      1,828,058          M.2.b
   c. Time certificates of deposit of $ 100,000 or more____________________________________6645        256,753          M.2.c
   d. Open-account time deposits of $ 100,000 or more______________________________________6646        101,073          M.2.d
3. All NOW accounts (included in column A above)___________________________________________2398      1,061,880          M.3


Part I. Continued


- ------------------------------------------------------------------------------------------------------------------------------------
Deposit Totals for FDIC Insurance Assessments (1)
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                          RCON
4. Total deposits in domestic offices (sum of item 9, column A and item 9, column C)      ----
   (must equal Schedule RC, item 13.a)____________________________________________________2200       7,923,922          M.4
   a. Total demand deposits (must equal item 9, column B)_________________________________2210       2,469,017          M.4.a
   b. Total time and savings deposits (2) (must equal item 9, column A plus item 9,
      column C minus item 9, column B)____________________________________________________2350       5,454,905          M.4.b

___________
(1) An unended Certified Statement should be submitted to the FDIC if the deposit totals reported in this item are amended after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.
(2) For FDIC insurance assessment purposes, "total time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
5. Time deposits of less than $ 100,000 and open-account time deposits of $ 100,000 or
   more (included in Memorandum items 2.b and 2.d above) with a remaining maturity or     RCON
   repricing frequency of: (1)                                                            ----
   a. Three months or less________________________________________________________________0339         430,022          M.5.a
   b. Over three months through 12 months (but not over 12 months)________________________3644         732,117          M.5.b
6. Maturity and repricing data for time certificates of deposit of $ 100,000 or more: (1)
   a. Fixed rate time certificates of deposit of $ 100,000 or more with a remaining maturity of:
      (1) Three months or less____________________________________________________________2761          75,413          M.6.a1
      (2) Over three months through 12 months_____________________________________________2762          89,453          M.6.a2
      (3) Over one year through five years________________________________________________2763          89,286          M.6.a3
      (4) Over five years_________________________________________________________________2765           2,601          M.6.a4
      (5) Total fixed rate time certificates of deposit of $ 100,000 or more (sum of
          Memorandum items 6.a.(1) through 6.a.(4))_______________________________________2767         256,753          M.6.a5
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing frequency of:
      (1) Quarterly or more frequently____________________________________________________4568               0          M.6.b1
      (2) Annually or more frequently, but less frequently than quarterly_________________4569               0          M.6.b2
      (3) Every five years or more frequently, but less frequently than annually__________4571               0          M.6.b3
      (4) Less frequently than every five years___________________________________________4572               0          M.6.b4
      (5) Total floating rate time certificates of deposit of $ 100,000 or more (sum of
          Memorandum items 6.b.(1) through 6.b.(4))_______________________________________4573               0          M.6.b5
   c. Total time certificates of deposit of $ 100,000 or more (sum of memorandum items
      4.a.(5) and 6.b.(5)) (must equal Memorandum item 2.c above)_________________________6645         256,753          M.6.c

___________
(1) Memorandum item 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.


Part II. Deposits in Foreign Offices (including Edge and Agreement subsidiaries and IBFs)


                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                          RCFN
Deposits of:                                                                              ----
1. Individuals, partnerships, and corporations____________________________________________2621         156,034          1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks)_________________________2623         603,346          2.
3. Foreign banks (including U.S. branches and agencies of foreign banks,
   including their IBFs)__________________________________________________________________2625          43,750          3.
4. Foreign governments and official institutions (including foreign central banks)________2650               0          4.
5. Certified and official checks__________________________________________________________2330             651          5.
6. All other deposits_____________________________________________________________________2668           1,086          6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)___________________2200         804,867          7.


Schedule RC-F - Other Assets


                                                                                                                             C430 --
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                          RCFD
                                                                                          ----
1. Income earned, not collected on loans__________________________________________________2164          38,942          1.
2. Net deferred tax assets (1)____________________________________________________________2148               0          2.
3. Excess residential mortgage servicing fees receivable__________________________________5371               0          3.
4. Other (itemize and describe amounts that exceed 25% of this item)______________________2168         171,282          4.
      TEXT                                               RCFD
      ----                                               ----
   a. 3549:______________________________________________3549               N/A                                         4.a
   b. 3550:______________________________________________3550               N/A                                         4.b
   c. 3551:______________________________________________3551               N/A                                         4.c
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)_____________________2160         210,224          5.



Memorandum


                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                          RCFD
                                                                                          ----
1. Deferred tax assets disallowed for regulatory capital purposes_________________________5610               0          M.1


Schedule RC-G - Other Liabilities


                                                                                                                             C435 --
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                          RCON
                                                                                          ----
1. a. Interest accrued and unpaid on deposits in domestic offices (2)_____________________3645          31,204          1.a
                                                                                          RCFD
   b. Other expenses accrued and unpaid (includes accrued                                 ----
      income taxes payable)_______________________________________________________________3646         205,275          1.b
2. Wet deferred tax liabilities (1)_______________________________________________________3049          62,851          2.
3. Minority interest in consolidated subsidiaries_________________________________________3000           1,026          3.
4. Other (itemize and describe amounts that exceed 25% of this item)______________________2938           5,600          4.
      TEXT                                               RCFD
      ----                                               ----
   a. 3552: UNEARNED INCOME _____________________________3552                4,720                                      4.a
   b. 3553:______________________________________________3553               N/A                                         4.b
   c. 3554:______________________________________________3554               N/A                                         4.c
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)_____________________2930         305,956          5.

___________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2)  For savings banks, include "dividends" accrued and unpaid on deposits.


Schedule RC-H - Selected Balance Sheet Items for Domestic Offices


                                                                                                                             C440 --
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Domestic Offices
                                                                                          ------------------------------
                                                                                          RCON
                                                                                          ----
1. Customers' liability to this bank on acceptances outstanding___________________________2155          25,395          1.
2. Bank's liability on acceptances executed and outstanding_______________________________2920          25,395          2.
3. Federal funds sold and securities purchased under agreements to resell_________________1350       1,552,831          3.
4. Federal funds purchased and securities sold under agreements to repurchase_____________2800       2,575,787          4.
5. Other borrowed money___________________________________________________________________2850       2,206,217          5.
   EITHER
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs____________2163          N/A             6.
   OR
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs)_____________2941         676,617          7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement
   subsidiaries, and IBFs)________________________________________________________________2192      15,153,221          8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement
   subsidiaries, and IBFs)________________________________________________________________3129      13,393,605          9.


Memorandum (to be completed only by banks with IBFs and other "foreign" offices)


                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
   EITHER
1. Net due from the IBF of the domestic offices of the reporting bank_____________________3051          N/A             M.1
   OR
2. Net due to the IBF of the domestic offices of the reporting bank_______________________3059               0          M.2


Schedule RC-I - Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.


                                                                                                                             C445 --
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                          RCFN
                                                                                          ----
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)__________2133          N/A             1.
2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,
   item 12, column A)_____________________________________________________________________2076          N/A             2.
3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,
   column A)______________________________________________________________________________2077          N/A             3.
4. Total IBF liabilities (component of Schedule RC, item 21)______________________________2898          N/A             4.
5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule
   RC-E, part II, items 2 and 3)__________________________________________________________2379          N/A             5.
6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5,
   and 6)_________________________________________________________________________________2381          N/A             6.


Schedule RC-K - Quarterly Averages (1)


                                                                                                                           C455 --
                                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------

ASSETS                                                                                                 RCFD
                                                                                                       ----
 1. Interest-bearing balances due from depository institutions_____________________________________    3381         35,820  1.

 2. U.S. Treasury securities and U.S. Government agency and corporation obligations________________    3382      1,472,512  2.

 3. Securities issued by states and political subdivisions in the U.S._____________________________    3383         73,014  3.

 4. a. Other debt securities_______________________________________________________________________    3647        143,644  4.a
    b. Equity securities (includes investments in mutual funds and Federal Reserve stock)__________    3648        122,691  4.b

 5. Federal funds sold and securities purchased under agreements to resell in domestic offices of
    the bank and of its Edge and Agreement subsidiaries, and in 1BFs_______________________________    3365      1,823,055  5.

 6. Loans:
    a. Loans in domestic offices:                                                                      RCON
                                                                                                       ----
       (1) Total loans_____________________________________________________________________________    3360     10,737,582  6.a.1
       (2) Loans secured by real estate____________________________________________________________    3385      6,606,729  6.a.2
       (3) Loans to finance agricultural production and other loans to farmers_____________________    3386          4,517  6.a.3
       (4) Commercial and industrial loans_________________________________________________________    3387      2,744,516  6.a.4
       (5) Loans to individuals for household, family, and other personal expenditures_____________    3388        889,259  6.a.5
       (6) Obligations (other than securities and leases) of states and political subdivisions in
           the U.S.________________________________________________________________________________    3389         23,536  6.a.6
                                                                                                       RCFN
                                                                                                       ----
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and 1BFs___________________    3360        101,726  6.b
                                                                                                       RCFD
                                                                                                       ----
 7. Assets held in trading accounts________________________________________________________________    3401         84,532  7.

 8. Lease financing receivables (net of unearned income)___________________________________________    3484        468,538  8.

 9. Total assets___________________________________________________________________________________    3368     15,845,877  9.

LIABILITIES
                                                                                                       RCON
                                                                                                       ----
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts, and
    telephone and preauthorized transfer accounts) (exclude demand deposits)_______________________    3485        977,714  10.

11. Nontransaction accounts in domestic offices:
    a. Money market deposit accounts (MMDAs)_______________________________________________________    3486      1,750,021  11.a
    b. Other savings deposits______________________________________________________________________    3487        425,202  11.b
    c. Time certificates of deposit of $100,000 or more____________________________________________    3345        288,950  11.c
    d. All other time deposits_____________________________________________________________________    3469      1,936,196  11.d
                                                                                                       RCFN
                                                                                                       ----
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and 1BFs________    3404      1,430,020  12.
                                                                                                       RCFD
                                                                                                       ----
13  Federal funds purchased and securities sold under agreements to repurchase in domestic offices
    of the bank and of its Edge and Agreement subsidiaries, and in 1BFs____________________________    3353      2,503,604  13.

14. Other borrowed money___________________________________________________________________________    3355      2,460,743  14.

- ---------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).


Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

Schedule RC-L - Off-Balance Sheet Items


                                                                                                                            C460 -
                                                                                                       DOLLAR AMOUNTS IN THOUSANDS
- ----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       RCFD
                                                                                                       ----
 1. Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity
       lines_______________________________________________________________________________________    3814        111,419  1.a
    b. Credit card lines___________________________________________________________________________    3815              0  1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate________________________________________    3816         10,367  1.c.1
       (2) Commitments to fund loans not secured by real estate____________________________________    6550              0  1.c.2
    d. Securities underwriting_____________________________________________________________________    3817              0  1.d
    e. Other unused commitments____________________________________________________________________    3818      2,842,102  1.a

 2. Financial standby letters of credit and foreign office guarantees______________________________    3819        666,193  2.
                                                                 RCFD
    a. Amount of financial standby letters of credit             ----
       conveyed to others_________________________________       3820              256,255                                  2.a

 3. Performance standby letters of credit and foreign office guaranteed____________________________    3821         50,861  3.
                                                                 RCFD
    a. Amount of performance standby letters of credit           ----
       conveyed to others_________________________________       3822               13,653                                  3.a

 4. Commercial and similar letters or credit_______________________________________________________    3411        387,297  4.

 5. Participations in acceptances (as described in the instructions) conveyed to others by the
    reporting bank_________________________________________________________________________________    3428              0  5.

 6. Participations in acceptances (as described in the instructions) acquired by the reporting
    (nonaccepting) bank____________________________________________________________________________    3429              0  6.

 7. Securities borrowed____________________________________________________________________________    3432      1,918,647  7.

 8. Securities lent (including customers' securities lent where the customer is indemnified against
    loss by the reporting bank)____________________________________________________________________    3433        139,112  8.

 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold for
    Call Report purposes:
    a. FHMA and FHLMC residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report date____________    3650         41,564  9.a.1
       (2) Amount of recourse exposure on these mortgages as of the report date____________________    3651         41,564  9.a.2
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report date____________    3652              0  9.b.1
       (2) Amount of recourse exposure on these mortgages as of the report date____________________    3653              0  9.b.2
    c. Parmar Mac agriculture mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report date____________    3656              0  9.c.1
       (2) Amount of recourse exposure on these mortgages as of the report date____________________    3655              0  9.c.2

10. When-issued securities:
    a. Gross commitments to purchase_______________________________________________________________    3434              0  10.a
    b. Gross commitments to sell___________________________________________________________________    3435              0  10.b

11. Interest rate contracts (exclude when-issued securities):
    a. Notional value of interest rate swaps________________________________________________________   3450      2,091,207  11.a
    b. Futures and forward contracts_______________________________________________________________    3823              0  11.b
    c. Option contracts (e.g., options on Treasuries):
       (1) Written option contracts________________________________________________________________    3824        552,027  11.c.1
       (2) Purchased option contracts______________________________________________________________    3825      8,846,593  11.c.2

12. Foreign exchange rate contracts:
    a. Notional value of exchange swaps (e.g., cross-currency swaps)_______________________________    3826              0  12.a
    b. Commitments to purchase foreign currencies and U.S. dollar exchange (spot, forward, and
       futures)____________________________________________________________________________________    3415        742,340  12.b
    c. Option contracts (e.g., options on foreign currency):
       (1) Written option contracts________________________________________________________________    3827          8,945  12.c.1
       (2) Purchased option contracts______________________________________________________________    3828         79,536  12.c.2



                                                                                                                           C461 --
                                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       RCFD
                                                                                                       ----
13. Contracts on other commodities and equities:
    a. Notional value of other swaps (e.g., oil swaps)________________________________________________ 3829              0  13.a
    b. Futures and forward contracts (e.g., stock index and commodity - precious metals, wheat,
       cotton, livestock - contracts)_________________________________________________________________ 3830              0  13.b
    c. Option contracts (e.g., options on commodities, individual stocks and stock indexes):
       (1) Written option contracts___________________________________________________________________ 3831              0  13.c1
       (2) Purchased option contracts_________________________________________________________________ 3832              0  13.c2

14. All other off-balance sheet liabilities (itemize and describe each component of this item over
    25% of Schedule RC, item 28, "Total equity capital")______________________________________________ 3430              0  14.
       TEXT                                       RCFD
       ----                                       ----
    a. 3555:  ___________________________________ 3555           N/A                                                        14.a
    b. 3556:  ___________________________________ 3556           N/A                                                        14.b
    c. 3557:  ___________________________________ 3557           N/A                                                        14.c
    d. 3558:  ___________________________________ 3558           N/A                                                        14.d

15. All other off-balance sheet assets (itemize and describe each component of this item over 25%
    of Schedule RC, item 28, "Total equity capital")_______________________________________________    5591              0  15.
       TEXT                                       RCFD
       ----                                       ----
    a. 5592:  ___________________________________ 5592           N/A                                                        15.a
    b. 5593:  ___________________________________ 5593           N/A                                                        15.b
    c. 5594:  ___________________________________ 5594           N/A                                                        15.c
    d. 5595:  ___________________________________ 5595           N/A                                                        15.d


Memoranda

                                                                                                       DOLLAR AMOUNTS IN THOUSANDS
- ----------------------------------------------------------------------------------------------------------------------------------
 1. Loans originated by the reporting bank that have been sold or participated to others during        RCFD
    the calendar quarter ending with the report date (exclude the portions of such loans retained      ----
    by the reporting bank; see instructions for other exclusions)_____________________________________ 3431         22,509  M.1
 2. Loans purchased by the reporting bank during the calendar quarter ending with the report date
    (see instructions for exclusions)_________________________________________________________________ 3488         11,321  M.2
 3. Unused commitments with an original maturity exceeding one year that are reported in
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments
    that are fee paid or otherwise legally binding)___________________________________________________ 3833      2,568,602  M.3
                                                                 RCFD
    a. Participations in commitments with an original            ----
       maturity exceeding one year conveyed to others_____       3834              112,947                                  M.3a

 4. To be completed only by banks with $1 billion or more in total assets:  Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S.
    addressees (domicile) included in Schedule RC-L, items 2 and 3, above_____________________________ 3377            449  M.4

 5. To be completed for the September report only:
    Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
    a. Loans to purchase private passenger automobiles________________________________________________ 2741            N/A  M.5.a
    b. Credit cards and related plans_________________________________________________________________ 2742            N/A  M.5.b
    c. All other consumer installment credit (including mobile home loans)____________________________ 2743            N/A  M.5.c


Schedule RC-M - Memoranda


                                                                                                                           C465 --
                                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       RCFD
                                                                                                       ----
 1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
    a. Aggregate amount of all extensions of credit to all executive officers, directors, principal
       shareholders, and their related interests___________________________________________________    6164         11,845  1.a
    b. Number of executive officers, directors, and
       principal shareholders to whom the amount of all
       extensions of credit by the reporting bank
       (including extensions of credit to related
       interests) equals or exceeds the lesser of $500,000       RCFD               NUMBER
       or 5 percent of total capital as defined for this         ----               ------
       purpose in agency regulations______________________       6165                   5                                   1.b

 2. Federal funds sold and securities purchased under agreements to resell with U.S. branches and
    agencies of foreign banks (1) (included in Schedule RC, items 3.a and 3.b)_____________________    3405              0  2.

 3. Not applicable.

 4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
    (include both retained servicing and purchased servicing):
    a. Mortgages serviced under a GNMA contract____________________________________________________    5500              0  4.a
    b. Mortgages serviced under a FHLMC contract:
       (1) Serviced with recourse to servicer______________________________________________________    5501              0  4.b.1
       (2) Serviced without recourse to servicer___________________________________________________    5502              0  4.b.2
    c. Mortgages serviced under a FNMA contract:
       (1) Serviced under a regular option contract________________________________________________    5503              0  4.c.1
       (2) Serviced under a special option contract________________________________________________    5504              0  4.c.2
    d. Mortgages serviced under other servicing contracts__________________________________________    5505              0  4.d

 5. To be completed only by banks with $1 billion or more in total assets:
    Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
    a. U.S. addressees (domicile)__________________________________________________________________    2103         21,386  5.a
    b. Non-U.S. addressees (domicile)______________________________________________________________    2104         10,949  5.b

 6. Intangible asssets:
    a. Mortgage servicing rights___________________________________________________________________    3164              0  6.a
    b. Other identifiable intangible assets:
       (1) Purchased credit card relationships_____________________________________________________    5506              0  6.b.1
       (2) All other identifiable intangible assets________________________________________________    5507            613  6.b.2
    c. Goodwill____________________________________________________________________________________    3163         39,729  6.c
    d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)______________________    2143         40,342  6.d
    e. Intangible assets that have been grandfathered for regulatory capital purposes______________    6442              0  6.e

                                                                                                                   Yes  No
 7. Does your bank have any mandatory convertible debt that is part of your primary or secondary                   ---  --  7.
    capital?_______________________________________________________________________________________    6167              X
    If yes, complete items 7.a through 7.e:
    a. Total equity contract notes, gross__________________________________________________________    3290         N/A     7.a
    b. Common or perpetual preferred stock dedicated to redeem the above notes_____________________    3291         N/A     7.b
    c. Total equity commitment notes, gross________________________________________________________    3293         N/A     7.c
    d. Common or perpetual preferred stock dedicated to redeem the above notes_____________________    3294         N/A     7.d
    e. Total (item 7.a minus 7.b plus 7.c minus 7.d)_______________________________________________    3295         N/A     7.e


- ---------------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.



                                                                                                                           C465 --
                                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RCFD
                                                                                                       ----
 8. a. Other real estate owned:
       (1) Direct and indirect investments in real estate ventures_________________________________    5372              0  8.a.1
                                                                                                       RCON
       (2) All other real estate owned:                                                                ----
           (a) Construction and land development in domestic offices_______________________________    5508             92  8.a.2a
           (b) Farmland in domestic offices________________________________________________________    5509              0  8.a.2b
           (c) 1-4 family residential properties in domestic offices_______________________________    5510          3,893  8.a.2c
           (d) Multifamily (5 or more) residential properties in domestic offices__________________    5511              0  8.a.2d
           (e) Nonfarm nonresidential properties in domestic offices_______________________________    5512         13,953  8.a.2e
                                                                                                       RCFN
                                                                                                       ----
           (f) In foreign offices__________________________________________________________________    5513              0  8.a.2f
                                                                                                       RCFD
                                                                                                       ----
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7)_______________    2150         17,938  8.a.3
    b. Investments in unconsolidated subsidiaries and associated companies:
       (1) Direct and indirect investments in real estate ventures_________________________________    5374              0  8.b.1
       (2) All other investments in unconsolidated subsidiaries and associated companies___________    5375          2,698  8.b.2
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)_______________    2130          2,698  8.b.3
    c. Total assets of unconsolidated subsidiaries and associated companies________________________    5376          2,934  8.c

 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC, item 23,
    "Perpetual preferred stock and related surplus"________________________________________________    3778              0  9.


Memoranda

                                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
 1. Interbank holdings of capital instruments (to be completed for the December report only):
    a. Reciprocal holdings of banking organizations' capital instruments___________________________    3836              0  M.1.a
    b. Nonreciprocal holdings of banking organizations' capital instruments________________________    3837              0  M.1.b


Schedule RC-N - Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 and 3, column A, as confidential.

                                                                                                                             C470 --
                                                                                                         Dollar Amounts In Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                   ---(Column A)---              ---(Column B)---       ---(Column C)---
                                                Past due 30 through 89       Past due 90 days or more      Nonaccrual
                                                days and still accruing         and still accruing
                                               -------------------------     ------------------------   ----------------

                                              RCFD                              RCFD                     RCFD
1. Loans secured by real estate:              ----                              ----                     ----
   a. To U.S. addresses (domicile)____________1245              32,267          1246        2,466        1247      24,195       1.a
   b. To non-U.S. addressees (domicile)_______1248                   0          1249            0        1250           0       1.b
2. Loans to depository institutions and
   acceptances of other banks:
   a. To U.S. banks and other U.S.
      depository institutions_________________5377                   0          5378            0        5379           0       2.a
   b. To foreign banks________________________5380                   0          5381            0        5382           0       2.b
3. Loans to finance agricultural production
   and other loans to farmers_________________1594                   0          1597            0        1583           0       3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)___________1251              36,401          1252           27        1253      20,996       4.a
   b. To non-U.S. addressees (domicile)_______1254                   0          1255            0        1256           0       4.b
5. Loans to individuals for household,
   family, and other personal expenditures:
   a. Credit cards and related plans__________5383                 224          5384          480        5385          -0       5.a
   b. Other (includes single payment,
      installment, and all student loans)_____5386               5,214          5387        1,065        5388       4,159       5.b
6. Loans to foreign governments and
   official institutions______________________5389                   0          5390            0        5391           0       6.
7. All other loans____________________________5459               6,350          5460          157        5461           0       7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)___________1257                   0          1258            0        1259       8,877       8.a
   b. Of non-U.S. addressees (domicile)_______1271                   0          1272            0        1791           0       8.b
9. Debt securities and other assets (exclude
   other real estate owned and other
   repossessed assets)________________________3505                   0          3506            0        3507         467       9.

- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
Amounts reported in items 1 through 8 above include unguaranteed and guaranteed portions of past due and nonaccrual loans and leases.  Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

10. Loans and leases reported in items 1
    through 8 above which are wholly or       RCFD                              RCFD                     RCFD
    partially guaranteed by the U.S.          ----                              ----                     ----
    Government________________________________5612               1,109          5613          237        5614         242       10.
    a. Guaranteed portion of loans and leases
       included in item 10 above______________5615                 830          5616          123        5617         181       10.a


Memoranda

                                                                                                                             C473 --
                                                                                                         Dollar Amounts In Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                              RCFD                              RCFD                     RCFD
1. Restructured loans and leases included in  ----                              ----                     ----
   Schedule RC-N, items 1 through 8, above____1658                   0          1659            0        1661           0      M.1
2. Loans to finance commercial real estate,
   construction, and land development
   activities (not secured by real estate)
   included in Schedule RC-N, items 4 and
   7, above___________________________________6558                   0          6559            0        6560           0      M.2
3. Loans secured by real estate in domestic
   offices (included in Schedule RC-N, item   RCON                              RCON                     RCON
   1, above):                                 ----                              ----                     ----
   a. Construction and land development_______2759               1,619          2769            0        3492         663      M.3a
   b. Secured by farmland_____________________3493                  29          3494            0        3495           0      M.3b
   c. Secured by 1-4 family residential
      properties:
      (1) Revolving, open-end loans secured
          by 1-4 family residential properties
          and extended under lines of credit__5398                  78          5399            8        5400           0      M.3c1
      (2) All other loans secured by 1-4
          family residential properties_______5401              16,503          5402        2,428        5403       7,022      M.3c2
   d. Secured by multifamily (5 or more)
      residential properties__________________3499               2,037          3500            0        3501       1,793      M.3d
   e. Secured by nonfarm nonresidential
      properties______________________________3502              12,001          3503           30        3504      14,717      M.3e

Schedule RC-O - Other Data for Deposit Insurance Assessments

An amended Certified Statement should be submitted to the FDIC if the amounts reported in items 1 through 9 of this schedule are amended after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.

                                                                                                                             C475 --
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         RCON
1. Unposted debits (see instructions):                                                                   ----
   a. Actual amount of all unposted debits_______________________________________________________________0030      N/A         1.a
      OR
   b. Separate amount of unposted debits:
      (1) Actual amount of unposted debits to demand deposits____________________________________________0031           0      1.b1
      (2) Actual amount of unposted debits to time and savings deposits (1)______________________________0032           0      1.b2
2. Unposted credits (see instructions):
   a. Actual amount of all unposted credits______________________________________________________________3510      N/A         2.a
      OR
   b. Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits___________________________________________3512           0      2.b1
      (2) Actual amount of unposted credits to time and savings deposits (1)_____________________________3514           0      2.b2

3. Uninvested trust funds (cash) held in bank's own trust department (not included in
   total deposits in domestic offices)___________________________________________________________________3520           0      3.

4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in
   Puerto Rico and U.S. territories and possessions (not included in total deposits):
   a. Demand deposits of consolidated subsidiaries_______________________________________________________2211      16,372      4.a
   b. Time and savings deposits (1) of consolidated subsidiaries_________________________________________2351           0      4.b
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries_______________________________5514           0      4.c

5. Deposits of insured branches in Puerto Rico and U.S. territories and possessions:
   a. Demand deposits in insured branches (included in Schedule RC-E, Part II)___________________________2229           0      5.a
   b. Time and savings deposits (1) in insured branches (included in Schedule RC-E,
      Part II)___________________________________________________________________________________________2383           0      5.b
   c. Interest accrued and unpaid on deposits in insured branches (included in
      Schedule RC-G, item 1.b)___________________________________________________________________________5515           0      5.c

__________________
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
Item 6 is not applicable to state nonmember banks that have not been authorized by the
Federal Reserve to set as pass-through correspondents.

6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit
   liabilities of the reporting bank:                                                                    RCON
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part 1,                            ----
      Memorandum item 4.a)_______________________________________________________________________________2314            631   6.a
   b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E,
      Part 1, Memorandum item 4.b)_______________________________________________________________________2315              0   6.b

7. Unamortized premiums and discounts on time and savings deposits:(1)
   a. Unamortized premiums_______________________________________________________________________________5316          1,869   7.a
   b. Unamortized discounts______________________________________________________________________________5317              0   7.b

8. To be completed by banks with "Oaker deposits."
   Total "Adjusted Attributable Deposits" of all institutions acquired under
   Section 5(d)(3) of the Federal Deposit Insurance Act (from most recent FDIC Oaker
   Transaction Worksheet(s))_____________________________________________________________________________5518      2,377,306   8.

9. Deposits in lifeline accounts_________________________________________________________________________5596                  9.

_______________
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


Memoranda

(to be completed each quarter except as noted)                                                           Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1. Total deposits in domestic offices of the bank
   (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):                      RCON
   a. Deposit accounts of $ 100,000 or less:                                                             ----
      (1) Amount of deposit accounts of $ 100,000 or less________________________________________________2702      4,868,233   M.1a1
                                                                RCON            Number
      (2) Number of deposit accounts of $ 100,000 or less       ----            ------
          (to be completed for the June report only)____________3779         N/A                                               M.1a2
   b. Deposit accounts of more than $ 100,000:
      (1) Amount of deposit accounts of more than $ 100,000______________________________________________2710      3,055,689   M.1b1
                                                                RCON            Number
      (2) Number of deposit accounts of more than               ----            ------
          $ 100,000_____________________________________________2722            6,100                                          M.1b2

2. Estimated amount of uninsured deposits in domestic offices of the banks
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $ 100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $ 100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or                     RCON  YES   NO
      procedure for determining a better estimate of uninsured deposits than the                         ----  ---   --
      estimate described above___________________________________________________________________________6861         X        M.2.a
   b. If the box marked YES has been checked, report the estimate of uninsured deposits
      determined by using your bank's method or procedure________________________________________________5597     N/A          M.2.b

                                                                          C477 -
- --------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:
                                                                612 667 9895
BRIAN JARZYNSKI, SUPERVISOR REG REPORTING
- --------------------------------------------------------------------------------
Name and Title (TEXT 8901)                Area code and phone number (TEXT 8902)

Schedule RC-R - Risk-Based Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1992, must complete items 2 through 9 and Memorandum item 1. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1. Test for determining the extent to which
   Schedule RC-R must be completed.  To be
   completed only by banks with total assets
   of less than $1 billion.  Indicate in the                              C480 -
   appropriate box at the right whether the
   bank has total capital greater than or     RCFD      YES       NO
   equal to eight percent of adjusted total   ----      ---       --
   assets_____________________________________6056         N/A             1.
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                      (Column A)                    (Column B)
                                                               Subordinated Debt (1) and
Items 2 and 3 are to be completed by all banks.                    Intermediate Term            Other Limited-Life
                                                                    Preferred Stock             Capital Instruments
                                                              ---------------------------      ---------------------
2. Subordinated debt(1) and other limited-life capital
   instruments (original weighted average maturity of at        RCFD                        RCFD
   lease five years) with a remaining maturity of:              ----                        ----
   a. One year or less__________________________________________3780                  8     3786                 0             2.a
   b. Over one year through two years___________________________3781                  8     3787                 0             2.b
   c. Over two years through three years________________________3782                  8     3788                 0             2.c
   d. Over three years through four years_______________________3783              1,508     3789                 0             2.d
   e. Over four years through five years________________________3784                  8     3790                 0             2.e
   f. Over five years___________________________________________3785            160,178     3791                 0             2.f


                                                                                            RCFD
3. Total qualifying capital (i.e., Tier 1 and Tier 2 capital) allowable under the           ----
   risk-based capital guidelines____________________________________________________________3792         1,320,492             3.

Items 4-9 and Memorandum item 1 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                      (Column A)                     (Column B)
                                                                Assets Recorded on the        Credit Equivalent Amount
                                                                     Balance Sheet         of Off-Balance Sheet Items (2)
                                                                ----------------------     -------------------------------

4. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the Zero percent risk category:
   a. Assets recorded on the balance sheet:
      (1) Securities issued by, other claims on, and
          claims unconditionally guaranteed by, the U.S.        RCFD                        RCFD
          Government and its agencies and other OECD            ----                        ----
          central governments___________________________________3794             185,630                                       4.a.1
      (2) All other_____________________________________________3795             289,471                                       4.a.2
   b. Credit equivalent amount of off-balance sheet items                                   3796                   0           4.b

_______________
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.e, "Total."
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                      (Column A)                      (Column B)
                                                                Assets Recorded on the         Credit Equivalent Amount
                                                                     Balance Sheet          of Off-Balance Sheet Items (1)
                                                               ------------------------     ------------------------------
5. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet:
      (1) Claims conditionally guaranteed by the U.S.           RCFD                        RCFD
          Government and its agencies and other OECD            ----                        ----
          central governments___________________________________3798            1,659,585                                      5.a.1
      (2) Claims collateralized by securities issued by
          the U.S. Government and its agencies and other
          OECD central governments; by securities issued
          by U.S. Government-sponsored agencies; and by
          cash on deposit_______________________________________3799                    0                                      5.a.2
      (3) All other_____________________________________________3800            3,822,572                                      5.a.3
   b. Credit equivalent amount of off-balance sheet items_                                  3801           454,656             5.b
6. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet______________________3802            3,938,001                                      6.a
   b. Credit equivalent amount of off-balance sheet items_                                  3803           134,908             6.b
7. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet______________________3804            5,558,297                                      7.a
   b. Credit equivalent amount of off-balance sheet items_                                  3805         1,694,375             7.b
8. On-balance sheet values (or portions thereof) of
   interest rate, foreign exchange rate, and commodity
   contracts which have a capital assessment for their
   off-balance sheet exposure under the risk-based capital
   guidelines and those contracts (e.g., futures contracts)
   excluded from the calculation of the risk-based capital
   ratio (exclude margin accounts and accrued receivables
   from this item)______________________________________________3806               19,973                                      8.
9. Total assets recorded on the balance sheet (sum of
   items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal
   Schedule RC, item 12 plus items 4.b and 4.c, plus
   Schedule RC-B, item 6.a.(3), column A)_______________________3807           15,473,529                                      9.

Memorandum


                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                      (Column A)                 (Column B)
                                                                  National Principal          Replacement Cost
                                                                         Value                 (Market Value)
                                                               ------------------------    ----------------------

1. National principal value and replacement cost of
   interest rate and foreign exchange rate contracts
   (in column B, report only those contracts with a             RCFD                        RCFD
   positive replacement cost):                                  ----                        ----
   a. Interest rate contracts (exclude futures contracts)_                                  3808            27,748            M.1.a
      (1) With a remaining maturity of one year or less         3809            9,005,988                                     M.1.a1
      (2) With a remaining maturity of over one year____________3810            1,831,812                                     M.1.a2
   b. Foreign exchange rate contracts (exclude contracts
      with an original maturity of 14 days or less and
      futures contracts)________________________________________                            3811             5,875            M.1.b
      (1) With a remaining maturity of one year or less_________3812              631,953                                     M.1.b1
      (2) With a remaining maturity of over one year____________3813               15,558                                     M.1.b2

_______________
(1) Do not report in column B the risk-weighted amount of assets reported in column A.

               Optional Narrative Statement Concerning the Amounts
                 Reported in the Reports of Condition and Income
                    at close of business on December 31, 1993


Norwest Bank Minnesota, N.A.          Minneapolis                    MN
- ------------------------------------  -----------------------------  -----------
Legal Title of Bank                   City                           State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

- --------------------------------------------------------------------------------
                                                                  C471   C472 --

No comment:                   X (RCON 6979)
BANK MANAGEMENT STATEMENT (please type or print clearly) (TEXT 6980):



                    /s/                                          1/28/94
                    --------------------------------------  -----------------
                    Signature of Executive Officer of Bank  Date of Signature

                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS
- --------------------------------------------------------------------------------


                              OMB No. For OCC:                   1557-0081
                              OMB No. For FDIC:                  3064-0052
                              OMB No. For Federal Reserve:       7100-0036
                              Expiration Date:                   02/28/95

                                           SPECIAL REPORT
                                (Dollar amounts in Thousands)


                    CLOSE OF BUSINESS DATE:        FDIC Certificate Number:
                     December 31, 1993              05208         C700 --
- --------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
- --------------------------------------------------------------------------------
  The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to its executive officers made since the date of the previous Report of Condition. Date regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $ 5,000 of indebtedness of each executive officer under bank credit card plan.)  See Sections 215.2 and 215.3 of Title 12 of the
  Code of Federal Regulations (Federal Reserve Board Regulation 6) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
- --------------------------------------------------------------------------------

a. Number of loans made to executive officers since the previous Call Report date_____3561                          1   a.

b. Total dollar amount of above loans (in thousands of dollars)_______________________3562                        530   b.
c. Range of interest charged on above loans (example: 9-3/4% = 9.75______________7701/7702         4.00%    to   4.00%  c.


/s/ Mark P. Wagener                            1/28/94
- --------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER               DATE (Month, Day, Year)
  AUTHORIZED TO SIGN REPORT


- -------------------------------------------  -----------------------------------
NAME AND TITLE OF PERSON TO WHOM             AREA CODE/PHONE NUMBER (TEXT 8904)
  INQUIRIES MAY BE DIRECTED (TEXT 8903)      612-667-9895

BRAIN JARZYNSKI, SUPERVISOR REG REPORTING
- --------------------------------------------------------------------------------
FDIC 8040/53 (12-92)

                                   SIGNATURES


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 1st day of April 1994.




                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION


                                        /s/ William C. Schmoker
                                        -------------------------
                                        William C. Schmoker
                                        Corporate Trust Officer